Exhibit 99.1

TriplePoint Venture Growth BDC Corp. Renews Revolving Credit Facility

Menlo Park, Calif., August 7, 2024 — TriplePoint Venture Growth BDC Corp. (NYSE: TPVG) (the “Company,” “TPVG,” “we,” “us,” or “our”), the leading financing provider to venture growth stage companies backed by a select group of venture capital firms in technology and other high growth industries, today announced it has entered into an amendment to its revolving credit facility (“Credit Facility”) to, among other things, extend the revolving period from August 31, 2024 to November 30, 2025 and the scheduled maturity date from November 30, 2025 to May 30, 2027. The Company elected to reduce total commitments under the Credit Facility to $300 million to align with the Company’s anticipated utilization, while maintaining an accordion feature that allows the Company to increase the size of the Credit Facility to up to $400 million under certain circumstances.

Borrowings under the Credit Facility are subject to various covenants including the leverage restrictions contained in the Investment Company Act of 1940. Deutsche Bank AG, New York Branch serves as facility agent and as a lender, together with KeyBank National Association, MUFG Bank, Ltd., Customers Bank, First Foundation Bank and EverBank, N.A., under the Credit Facility. For more information regarding the Credit Facility, as most recently amended, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2024.

“We value the long-term commitment from our world-class banking group,” said Sajal K. Srivastava, president and chief investment officer of TPVG. “This Credit Facility continues to provide us with meaningful liquidity, a diversified capital structure, and flexibility to grow the portfolio as we seek to capitalize on lending opportunities in this market.”

ABOUT TRIPLEPOINT VENTURE GROWTH BDC CORP.

TriplePoint Venture Growth BDC Corp. is an externally-managed business development company focused on providing customized debt financing with warrants and direct equity investments to venture growth stage companies in technology and other high growth industries backed by a select group of venture capital firms. The Company’s sponsor, TriplePoint Capital, is a Sand Hill Road-based global investment platform which provides customized debt financing, leasing, direct equity investments and other complementary solutions to venture capital-backed companies in technology and other high growth industries at every stage of their development with unparalleled levels of creativity, flexibility and service. For more information about TriplePoint Venture Growth BDC Corp., visit https://www.tpvg.com. For more information about TriplePoint Capital, visit https://www.triplepointcapital.com

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release constitute forward-looking statements. Forward-looking statements are not guarantees of future performance, events, investment activity, financial condition or results and involve a number of substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. Actual events, investment activity, performance, condition or results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. More information on these risks and other potential factors that could affect actual events and the Company’s performance and financial results, including important factors that could cause actual results or events to differ materially from plans or expectations included herein, is or will be included in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

INVESTOR RELATIONS AND MEDIA CONTACT

The IGB Group

Leon Berman

212-477-8438

lberman@igbir.com